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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    August 30, 1999
                                                   ----------------


                                  P-COM, INC.
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              (Exact name of registrant as specified in charter)


         Delaware                   0-25356                 77-0289371
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)           Identification No.)



3175 S. Winchester Boulevard, Campbell, California               95008
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                   ----------------------------

                                   None
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         (Former name or former address, if changed since last report.)
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Item 5.   Other Events.
          ------------

               In a press release disseminated on August 30, 1999, the Registrant issued a press release announcing the appointment of Jim Sobczak as President and Chief Operating Officer. A copy of the press release is attached hereto and incorporated herein by reference.

               Statements in this report that are forward looking involve known and unknown risks and uncertainties, which may cause the Registrant's actual results in future periods to be materially different from any future performance that may be suggested in this release. Such factors may include, but are not limited to, reliance upon subcontractors, fluctuations in customer demand and commitments, both in timing and volume, introduction of new products, commercial acceptance and viability of new products and expenses associated therewith, cancellations of orders without penalties, pricing and competition, the Registrant's ability to have available an appropriate amount of production capacity in a timely manner, the ability of the Registrant's customers to finance their purchases of the Registrant's products and/or services, the timing of new technology and product introductions, the risk of early obsolescence accounting for adjustments for the Cylink acquisition and the pending stockholder class action lawsuits. Further, the Registrant operates in an industry sector where securities values are highly volatile and may be influenced by economic and other factors beyond the Registrant's control, such as announcements by competitors and service providers. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission, including its reports on Form 10-K and 10-Q.

Item 7.   Financial Statement and Exhibits.
          --------------------------------

               A copy of the Registrant's press release announcing the appointment of Jim Sobczak as President and Chief Operating Officer is attached hereto as an exhibit.
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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       P-COM, INC.



DATE: August 30, 1999         By:  /s/  Robert E. Collins
                              --------------------------------------
                                    Name:  Robert E. Collins
                                    Title:  Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
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99.1           Press Release disseminated August 30, 1999